RYDEX SERIES FUNDS
SUPPLEMENT DATED MAY 21, 2009
TO THE
Rydex Series Funds U.S. Government Money Market Fund Investor2 Class Shares
Prospectus Dated May 6, 2009

This supplement provides new and additional information that supplements information contained in the Prospectus listed above (the "Prospectus") and should be read in conjunction with the Prospectus.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

If the proposed reorganization of the Security Cash Fund (the "Acquired Fund") into the Rydex U.S. Government Money Market Fund Investor2 Class Shares (the "Acquiring Fund") is approved by the Acquired Fund's shareholders, effective on or about July 10th, the Acquired Fund's participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program") will be assumed by the Acquiring Fund, subject to certain conditions. The Acquired Fund currently participates in the Program, which is scheduled to expire on September 19, 2009. Under the Program, the U.S. Treasury Department will guarantee the share price of shares of a money market fund outstanding as of September 19, 2008 at $1.00 per share if the fund's net asset value falls below $0.995 (a "Guarantee Event"). The Program provides a guarantee to shareholders as of the close of business on September 19, 2008 ("Eligible Shareholders") up to the lesser of (i) the number of shares owned by an Eligible Shareholder on September 19, 2008 and (ii) the number of shares owned by an Eligible Shareholder upon the occurrence of the Guarantee Event. The Program does not protect investors who were not shareholders of the Acquired Fund as of September 19, 2008. The costs for participating in the Program for the Acquired Fund have been borne by Security Investors, LLC, or its affiliates, and not the Acquired Fund and its shareholders.

Additional information about the Program is available at http://www.ustreas.gov.

If you have any questions regarding this change, please contact the National Sales Center at 800.888.2461.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.